UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 18, 2024

Date of Report (Date of earliest event reported)

MAGNITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 15th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 243-2769

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 18, 2024, Magnite, Inc. (the “Company”), a Delaware corporation, entered into that certain Amendment No. 1 (“Amendment No. 1”) to that certain Credit Agreement, dated February 6, 2024, by and among the Company, Morgan Stanley Senior Funding, Inc., as the term facility administrative agent, and Citibank, N.A., as revolving facility administrative agent, collateral agent and swingline lender and the several banks and other financial institutions or entities from time to time party thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

Amendment No. 1, among other things reduces the applicable margin for the term loans bearing an interest at Term SOFR (as defined in the Credit Agreement) rate by 75 basis points to Term SOFR + 3.75% per annum (from the previous rate of Term SOFR + 4.5%).

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On September 18, 2024, the Company issued a press release announcing entry into Amendment No. 1. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1, dated as of September 18, 2024 among Magnite, Inc., as the borrower, Morgan Stanley Senior Funding, Inc., as the term facility administrative agent, and Citibank, N.A., as revolving facility administrative agent, collateral agent and swingline lender and each Issuing Bank and Lender party thereto (each as defined therein), which amended that certain Credit Agreement, dated as of February 6, 2024.

99.1	Press Release of Magnite, Inc. announcing Magnite Successfully Completes Term Loan Repricing issued September 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date: September 18, 2024	By:	/s/ David Day
David Day
Chief Financial Officer